METROPOLITAN SERIES FUND, INC.

MFS Total Return Portfolio

Supplement Dated November 22, 2004

to Prospectus Dated May 1, 2004

Effective December 31, 2004, in the section of the prospectus describing the MFS Total Return Portfolio, the second and third paragraphs under “Portfolio Management” are deleted and replaced with the following:

The Portfolio is managed by a team of portfolio managers, headed by Brooks A. Taylor, an MFS Vice President. The team is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Michael W. Roberge, each an MFS Senior Vice President, and William J. Adams, Edward B. Baldini, William P. Douglas, Alan T. Langsner and Katrina Mead, each an MFS Vice President.

Mr. Taylor and Mr. Roberge have been employed in the MFS investment management area since 1996; Mr. Enright, since 1986; Mr. Gorham, since 1992; Mr. Mokas, since 1990; Mr. Adams and Ms. Mead, since 1997; and Mr. Langsner, since 1999. Mr. Baldini has been employed in the MFS investment management area since 2000, prior to which he was a Senior Vice President at Scudder Kemper Investments. Mr. Douglas has been employed in the MFS investment management area since 2004, prior to which he was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP.

This supplement supersedes an earlier supplement with respect to the Portfolio dated June 1, 2004.